Fees Summary	Dec. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 847.87
Total Fee Amount	847.87
Total Transaction Valuation	5,538,026.00
Total Offset Amount	0.00
Net Fee	$ 0.00